MERIDIAN FUND
                                                 July 20, 1999
To Our Shareholders:

The Meridian Fund's net asset value per share at June 30, 1999 was $26.28. This represents a total return of 3.05% for the fiscal year ended June 30, 1999 and 8.19% for the calendar year to date. The Fund's total return and average compound rate of return since inception, August 1, 1984, were 653.80% and 14.51%, respectively. The Fund's ten-year total return and ten-year average compound rate of return were 297.82% and 14.81%, respectively. The Fund's net assets at the close of the quarter were invested 10.9% in cash and other assets less liabilities and 89.1% in stocks. Total net assets were $185,683,505 and there were 6,823 shareholders.

Stocks performed well during the calendar second quarter. Strong economic growth domestically and a more stable economic landscape throughout most of Asia proved reassuring to investors. The advance was broad and included smaller and medium-sized companies. The S&P 500 gained 6.7 percent while the Russell 2000, after a dismal first quarter, surged 15.1 percent. The best performing sectors, in addition to the large technology stocks, included classic cyclicals such as steel, aluminum and construction. The worst performing groups consisted of cosmetics, consumer services, and savings and loans. Calendar year to date, the S&P 500 is up 11.67 percent and the Russell 2000 has gained a respectable 8.47 percent.

The Dow Jones Bond Index dropped to 100.81 from 104.07 at the end of March. The yield on the closely watched 30-year government bond increased from 5.62 percent to 5.97 percent.

The economy continues to grow at a strong pace. It is estimated that GDP grew at almost 4 percent during the second quarter. Retail sales, home sales, industrial production and employment are all strong. Consumer confidence remains near record levels. The economic recovery throughout Asia is important also. The primary concerns are inflation and interest rates. Inflation has accelerated somewhat and interest rates, as pointed out above, have moved higher this year. The Federal Reserve Board recently raised the federal funds rate one-quarter of a point to 5 percent, possibly indicating a change in policy. Our outlook is for a strong economy with modest increases in interest rates and the rate of inflation during the balance of 1999.

Our investment strategy remains unchanged. The portfolio consists predominately of small and medium-sized growth stocks that, in our opinion, have excellent prospects and reasonable valuations. This sector has under-performed the market for five consecutive years, relative valuations are compelling, and earnings growth is far superior to that of the S&P 500. Sooner or later, in our opinion, these positive characteristics will be recognized in the market place.

New purchases during the quarter included Adtran Inc., Airborne Freight Corporation, Genesys Telecommunications Laboratories, Inc., and Mentor Graphics Corporation. Existing positions that were increased included Extended Stay America, Inc., Province Healthcare Corporation and Wackenhut Corrections Corporation. We sold American Management Systems, Inc., Heilig-Meyers Company, Kilroy Realty Corporation, Suburban Lodges of America, Inc. and Superior Services, Inc.

Zale Corporation, purchased earlier this year, is the largest specialty retailer of fine jewelry in the U.S., with only 4 percent market share. The company operates over one thousand stores under three unique brands: Zales, Gordon's, and Bailey, Banks & Biddle. Zale also sells jewelry through a catalog and the Internet. Volumes at existing stores continue to grow as the company leverages its powerful brand names and remodels 100 stores each year. Zale plans to open 70 new stores annually. The current management team took over five years ago. Their effectiveness is exemplified by Zale's increasing return on equity, expected to eventually reach 18 percent. The company recently purchased People's Jewelers of Canada and we expect increased productivity from the acquired stores. We believe the company can grow earnings 20 percent for the foreseeable future. The shares sell at a reasonable valuation.

We welcome those new shareholders who joined the Meridian Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                  Sincerely,

                                /s/ RICHARD F. ASTER, JR.

                                ------------------------------------------------

                                     Richard F. Aster, Jr.

MERIDIAN FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Shares        Value
                                                              -------    ------------
COMMON STOCK - 94.3%
  BANKING & FINANCE - 3.0%
    Pacific Century Financial Corp.*........................  255,000      $5,498,438
  CONSUMER PRODUCTS - 1.9%
    Nu Skin Enterprises, Inc. ..............................  180,000       3,588,750
  CONSUMER SERVICES - 3.9%
    Regis Corporation*......................................  173,500       3,329,031
    Sotheby's Holdings, Inc. - Class A*.....................  102,000       3,888,750
  CORRECTIONAL & DETENTION FACILITIES - 3.2%
    Wackenhut Correction Corp. .............................  299,400       5,931,862
  ENERGY - 4.2%
    Marine Drilling Companies, Inc. ........................  275,000       3,764,063
    Precision Drilling Corp. ...............................  217,000       4,136,563
  HEALTH SERVICES - 4.9%
    Beverly Enterprises, Inc. ..............................  400,000       3,225,000
    Health Management Associates, Inc. - Class A............  235,000       2,643,750
    Province Healthcare Company.............................  170,000       3,315,000
  HOTELS & LODGING - 2.4%
    Extended Stay America, Inc. ............................  365,000       4,380,000
  INDUSTRIAL SERVICES - 8.1%
    Airborne Freight Corporation*...........................  117,000       3,239,438
    Catalina Marketing Corporation..........................   45,000       4,140,000
    Expeditors International of Washington, Inc.*...........  130,000       3,542,500
    Paychex, Inc.*..........................................  127,500       4,064,062
  INDUSTRIAL PRODUCTS - 3.4%
    Tektronix, Inc.*........................................  207,550       6,265,416
  INSURANCE - 1.2%
    Annuity and Life Re (Holdings), Ltd. ...................  102,000       2,288,625
  LEISURE & AMUSEMENT - 1.2%
    Scientific Games Holdings Corp. ........................  115,100       2,244,450
  REAL ESTATE INVESTMENT TRUSTS - 5.6%
    Arden Realty Group, Inc.*...............................  245,500       6,045,437
    The Town and Country Trust*.............................  240,000       4,290,000
  RESTAURANTS - 9.7%
    CBRL Group, Inc.*.......................................  175,000       3,029,688
    CEC Entertainment, Inc. ................................  100,000       4,225,000
    Foodmaker, Inc. ........................................  148,000       4,199,500
    P.F. Chang's China Bistro...............................  102,500       2,216,563
    Sonic Corporation.......................................  135,000       4,404,375

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Shares        Value
                                                              -------    ------------
COMMON STOCK (continued)
  RETAIL - 19.9%
    Bed, Bath and Beyond, Inc. .............................  110,000      $4,235,000
    Cost Plus, Inc. ........................................  105,000       4,777,500
    Family Dollar Stores, Inc.*.............................  180,000       4,320,000
    Kohl's Corporation......................................   85,000       6,560,936
    Mazel Stores, Inc. .....................................  150,000       1,631,250
    PETsMart, Inc. .........................................  407,650       4,178,412
    West Marine, Inc. ......................................  297,500       4,332,344
    Williams-Sonoma, Inc. ..................................   65,000       2,262,812
    Zale Corporation........................................  115,000       4,600,000
  TECHNOLOGY - 13.3%
    Gartner Group, Inc. ....................................  173,000       3,546,500
    KEMET Corporation.......................................  190,000       4,358,125
    Mentor Graphics Corp. ..................................  271,500       3,478,594
    Molex Inc. - Class A*...................................  140,000       4,410,000
    National Data Corp.*....................................  120,000       5,130,000
    Synopsys, Inc. .........................................   70,000       3,863,125
  TELECOMMUNICATIONS/CABLE EQUIPMENT - 6.9%
    ANTEC Corporation.......................................  135,000       4,328,438
    Adtran, Inc. ...........................................  120,500       4,383,187
    Genesys Telecommunications Labs, Inc. ..................  164,900       4,122,500
  TRANSPORTATION - 1.5%
    Atlantic Coast Airlines Holdings, Inc. .................  145,000       2,755,000
                                                                         ------------
  TOTAL COMMON STOCK
  (Identified cost $138,662,625).....................................     175,169,984
U.S. GOVERNMENT OBLIGATIONS (Identified cost $9,991,898) - 5.4%
  U.S. Treasury Bills @ 4.27% due 7/8/99 (par value $10,000,000).....       9,991,898
                                                                         ------------
TOTAL INVESTMENTS
  (Identified cost $148,654,523) - 99.7%.............................     185,161,882
CASH AND OTHER ASSETS LESS LIABILITIES - 0.3%........................         521,623
                                                                         ------------
NET ASSETS - 100%....................................................    $185,683,505
                                                                         ============

      *income producing

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $148,654,523)...........................  $185,161,882
  Cash and cash equivalents.................................    10,334,878
  Receivables for:
     Dividends..............................................       120,347
     Interest...............................................         7,663
     Capital shares.........................................        15,233
     Securities sold........................................       835,678
  Prepaid expenses..........................................         2,550
                                                              ------------
     TOTAL ASSETS...........................................  $196,478,231
                                                              ------------

LIABILITIES
  Payable for:
     Capital shares.........................................    10,568,586
  Accrued expenses..........................................       226,140
                                                              ------------
     TOTAL LIABILITIES......................................    10,794,726
                                                              ------------
NET ASSETS..................................................  $185,683,505
                                                              ============
Capital shares issued and outstanding, par value $.01
  (25,000,000 shares authorized)............................     7,065,474
                                                              ============
Net asset value per share (offering and redemption price)...        $26.28
                                                              ============
Net assets consist of:
  Paid in capital...........................................  $136,187,492
  Accumulated net realized gain.............................    11,919,516
  Accumulated net unrealized appreciation on investments....    36,507,359
  Undistributed net investment income.......................     1,069,138
                                                              ------------
                                                              $185,683,505
                                                              ============

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends............................................   $1,754,384
  Interest.............................................    1,520,627
                                                         -----------
       Total investment income.........................                  $3,275,011
                                                                        -----------
EXPENSES
  Investment advisory fees.............................    1,769,180
  Transfer agent fees..................................      179,550
  Pricing fees.........................................       63,285
  Custodian fees.......................................       50,490
  Reports to shareholders..............................       49,305
  Professional fees....................................       33,895
  Miscellaneous expenses...............................       28,942
  Registration and filing fees.........................       27,164
  Directors' fees and expenses.........................        4,380
                                                         -----------
       Total expenses..................................                   2,206,191
                                                                        -----------
       Net investment income...........................                   1,068,820
                                                                        -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gain on investments.....................   11,913,210
  Net unrealized depreciation on investments...........  (17,968,517)
                                                         -----------
  Net loss on investments..............................                  (6,055,307)
                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    ($4,986,487)
                                                                        ===========

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Year Ended      Year Ended
                                                         June 30, 1999   June 30, 1998
                                                         -------------   -------------
OPERATIONS
Net investment income..................................    $1,068,820      $2,577,916
Net realized gain on investments.......................    11,913,210      67,313,691
Net unrealized depreciation on investments.............   (17,968,517)    (15,072,297)
                                                         ------------    ------------
  Net (decrease) increase from operations..............    (4,986,487)     54,819,310
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income...............    (1,187,972)     (3,292,042)
Distributions from net realized capital gain...........   (54,557,125)    (49,775,120)
                                                         ------------    ------------
  Total distributions..................................   (55,745,097)    (53,067,162)
                                                         ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares..........................    11,727,850      25,470,981
Reinvestment of distributions..........................    53,097,094      50,421,264
Less: redemptions......................................  (115,212,451)   (133,870,770)
                                                         ------------    ------------
  Decrease resulting from capital share transactions...   (50,387,507)    (57,978,525)
                                                         ------------    ------------
Total decrease in net assets...........................  (111,119,091)    (56,226,377)
NET ASSETS
Beginning of year......................................   296,802,596     353,028,973
                                                         ------------    ------------
End of year (includes undistributed net investment
  income of $1,069,138 and $1,188,290, respectively)...  $185,683,505    $296,802,596
                                                         ============    ============

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           For the year June 30,
                                 -------------------------------------------------------------------------
                                   1999       1998       1997       1996       1995       1994      1993
                                 --------   --------   --------   --------   --------   --------   -------
Net Asset Value -- Beginning of
 period........................    $33.26     $33.20     $32.21     $27.29     $24.27     $23.87    $18.97
                                 --------   --------   --------   --------   --------   --------   -------
Income from Investment
 Operations
--------------------------
Net Investment Income (loss)...       .16        .27        .40        .30        .27        .09      (.01)
Net Gains (Losses) on
 Securities (both realized and
 unrealized)...................      (.50)      4.92       3.71       5.47       3.63        .76      5.51
                                 --------   --------   --------   --------   --------   --------   -------
Total From Investment
 Operations....................      (.34)      5.19       4.11       5.77       3.90        .85      5.50
                                 --------   --------   --------   --------   --------   --------   -------
Less Distributions
-------------
Distributions from net
 investment income.............     (0.14)     (0.32)     (0.36)      (.31)      (.18)      (.02)     (.04)
Distributions from net realized
 capital gains.................     (6.50)     (4.81)     (2.76)      (.54)      (.70)      (.43)     (.56)
                                 --------   --------   --------   --------   --------   --------   -------
Total Distributions............     (6.64)     (5.13)     (3.12)      (.85)      (.88)      (.45)     (.60)
                                 --------   --------   --------   --------   --------   --------   -------
Net Asset Value -- End of
 Period........................    $26.28     $33.26     $33.20     $32.21     $27.29     $24.27    $23.87
                                 ========   ========   ========   ========   ========   ========   =======
Total Return...................     3.05%     16.92%     13.92%     21.40%     16.44%      3.48%    29.50%
                                 ========   ========   ========   ========   ========   ========   =======
Ratios/Supplemental Data
-------------------
Net Assets, End of Period (in
 thousands)....................  $185,683   $296,803   $353,029   $384,087   $328,153   $199,191   $78,581
Ratio of Expenses to Average
 Net Assets....................     1.01%      0.95%      0.96%      0.96%      1.06%      1.22%     1.47%
Ratio of Net Investment Income
 (Loss) to Average Net
 Assets........................     0.49%      0.76%      1.23%      0.99%      1.18%       .38%     (.01%)
Portfolio Turnover Rate........       51%        38%        37%        34%        29%        43%       61%

                                    For the year June 30,
                                 ---------------------------
                                  1992      1991      1990
                                 -------   -------   -------
Net Asset Value -- Beginning of
 period........................   $17.24    $17.71    $15.93
                                 -------   -------   -------
Income from Investment
 Operations
--------------------------
Net Investment Income (loss)...      .07       .20       .06
Net Gains (Losses) on
 Securities (both realized and
 unrealized)...................     3.45       .49      2.84
                                 -------   -------   -------
Total From Investment
 Operations....................     3.52       .69      2.90
                                 -------   -------   -------
Less Distributions
-------------
Distributions from net
 investment income.............     (.09)     (.12)     (.48)
Distributions from net realized
 capital gains.................    (1.70)    (1.04)     (.64)
                                 -------   -------   -------
Total Distributions............    (1.79)    (1.16)    (1.12)
                                 -------   -------   -------
Net Asset Value -- End of
 Period........................   $18.97    $17.24    $17.71
                                 =======   =======   =======
Total Return...................   21.00%     5.62%    19.71%
                                 =======   =======   =======
Ratios/Supplemental Data
-------------------
Net Assets, End of Period (in
 thousands)....................  $18,363   $12,350   $11,058
Ratio of Expenses to Average
 Net Assets....................    1.75%     1.68%     2.08%
Ratio of Net Investment Income
 (Loss) to Average Net
 Assets........................     .24%      .98%      .14%
Portfolio Turnover Rate........      61%       85%       66%

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on August 1, 1984. The Fund was registered on August 1, 1984, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. In addition to the Meridian Fund, the Company also offers the Meridian Value Fund. The following is a summary of significant accounting policies:

    a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates value.

    b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $148,654,523, the aggregate gross unrealized appreciation is $49,671,440, and the aggregate gross unrealized depreciation is ($13,164,081), resulting in net unrealized appreciation of $36,507,359.

    c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and accretion income are accrued daily.

    d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Available funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Earnings are indexed to the Federal Reserve "Fed Funds Rate." Interest accrues daily and is credited by the third business day of the following month.

    e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

    f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates.

    g. DISTRIBUTIONS TO SHAREHOLDERS: The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains are reported as dividends in excess of net investment income or

MERIDIAN FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. RELATED PARTIES: The Fund has entered into a management agreement with Aster Capital Management, Inc. (the "Investment Advisor"). Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Investment Advisor.

    The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's average net assets.

3. CAPITAL SHARE TRANSACTIONS: The Fund has authorized 25,000,000 common shares at a par value of $.01 per share. Transactions in capital shares for the year ended June 30, 1999, and June 30, 1998, were as follows:

                                                          1999          1998
                                                       ----------    ----------
Shares sold                                               466,943       776,646
Shares issued on reinvestment of distributions          2,431,185     1,590,893
                                                       ----------    ----------
                                                        2,898,128     2,367,539
Shares redeemed                                        (4,756,060)   (4,078,171)
                                                       ----------    ----------
Net decrease                                           (1,857,932)   (1,710,632)
                                                       ==========    ==========

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of the Investment Advisor receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund shares, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 1999, was $4,380.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 1999, were $94,676,795 and $155,313,729, respectively. The cost of the U.S. Government securities purchased and the proceeds from sales of such investments were $118,729,144, and $159,861,872, respectively for the year ended June 30, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Fund (the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
July 26, 1999

                                                     MERIDIAN FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary
                                   Custodian
                                BANK OF NEW YORK
                               New York, New York
                      Transfer Agent and Disbursing Agent
                                   FIRST DATA
                         King of Prussia, Pennsylvania
                                 (800) 446-6662
                                    Counsel
                            MORRISON & FOERSTER LLP
                                Washington, D.C.
                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                                 ANNUAL REPORT

                                      LOGO

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                                 (415) 461-6237

                            Telephone (800) 446-6662

                                 JUNE 30, 1999